UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 16, 2016

Generac Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34627	20-5654756
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

S45 W29290 Hwy 59
Waukesha, Wisconsin	53189
(Address of principal executive offices)	(Zip Code)

(262) 544-4811

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 16, 2016, Generac Holdings Inc. (“the Company”) held its annual meeting of stockholders in Waukesha, Wisconsin. At the meeting, the Company’s stockholders (1) elected each of the Company’s director nominees; (2) ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016; and (3) approved an advisory, non-binding resolution to approve the compensation of the Company’s named executive officers:

Proposal No.1 — Election of Directors

Name	Votes For	Withhold	Broker Non-Votes

John D. Bowlin	57,585,647	260,466	4,954,865

Aaron Jagdfeld	57,097,408	748,705	4,954,865

Andrew G. Lampereur	57,693,195	152,918	4,954,865

Proposal No. 2 — Ratification of the Appointment of Deloitte & Touche LLP

Votes For	Votes Against	Abstentions	Broker Non-Votes
62,702,856	73,694	24,428	0

Proposal No. 3 — Advisory Vote on 2016 Executive Compensation

Votes For	Votes Against	Abstentions	Broker Non-Votes
56,657,296	1,156,703	32,114	4,954,865

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 21, 2016		GENERAC HOLDINGS INC.

	By:	/s/ York A. Ragen
York A. Ragen
Chief Financial Officer

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